UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 - April 30, 2015

Item 1:  Shareholder Report

Global Premier Properties Fund

April 30,

2015

Semi-Annual Report

Alpine Global Premier Properties Fund (“the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a level distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of Fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s level distribution policy. The Board may amend or terminate the level distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

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Alpine View
April 30, 2015

Dear Shareholders:

GLOBAL INVESTMENT: CURRENT STATE OF PLAY

This report of the first half of fiscal 2015 is being written on a day when the Dow Jones Industrial Average has reached a new all-time high. In the last report, we noted “…prospects for modest economic growth supported by abundant cheap global liquidity, combined with lower energy costs, will continue to favor capital markets and global equities more broadly.” The realization of these trends was stimulated by the unprecedented intervention in global bond markets by major central banks. Thus we observed that “just as the U.S. stock market outperformed much of the world during 2014 as a result of the combination of cheap money and improving economic fundamentals, we believe that 2015 will see a global broadening of market performance to include small cap stocks in the U.S., as well increased international opportunities.” We can now add that both bond and stock markets daily volatility could increase materially above the historically subdued levels of recent years. This might create attractive opportunities to buy stocks.

For the past six years, global equity markets have performed well despite an historically lackluster economic recovery. Meanwhile, many retail and pension investors have continued to reduce equity exposure in favor of fixed income. Daily volatility has been generally muted and even short term mini-panics or financial blips over this period have been followed by long term buyers providing support by buying the dip in prices. Witness the initial Euro scare over a possible Greek default back in the summer of 2011 which is still unresolved, although hopefully a resolution is close at hand. Similarly, the Fed-induced ‘Taper Tantrum’ in May of 2013. It is now two years later and interest rates are still historically low. The collapse in gold prices during 2013, and crude oil prices since last summer have also had only modest impact on the underlying economy.

The Greek problem reflected inattention to questionable credit underwriting. It is Alpine’s view that these mini-scares did not reflect the underlying economic reality, but rather were a product of secondary financial effects. The ‘Taper Tantrum’ was a product of excessive volume of so called ‘carry trades’, dependent upon disproportionate financial spreads and easy money. Both gold and oil prices were seen as inflation benefiting alternatives to stocks and bonds, but became financial assets as greater ease and access to investment facilitated investor speculation. Even traditional alternative investments such as agricultural commodities, including corn and soybeans, have deteriorated after years of heightened financial investment.

All of these situations were the product of broad caution over traditional equities after the bust of 2008, fueled by unprecedented liquidity created by the world’s central banks. While quantitative easing (QE) by the central banks was indeed designed to elevate asset prices, QE cannot target which assets get elevated. Liquidity surges, like flood waters move where they can flow easily. So investment in sovereign debt or inflation hedges became very crowded trades. Uniquely, these mini bubble busts benefited from several broad trends that we believe will continue to have long term economic impact. I will discuss these trends in terms of how Alpine sees their potential for creating or altering investment potential as well as their impact on the current investment cycle.

TECHNOLOGICAL TREND

Of course technological change continues to affect how we live, work, play, create and destroy. It influences all of the other trends, but it is not a trend per se, rather a factor of which we must all be aware. Much of our focus is on data, communication, research and entertainment. Advances in these areas have helped shape the trends upon which we focus.

DISINTERMEDIATION TREND

Broadening the dissemination of goods, services and information from limited, local or monopolistic sources has aided transparency, lowered prices and increased availability. Think of Amazon, Priceline, AirBnB, or Uber to name a few companies that inserted themselves between consumers and traditional brands of service providers.

GLOBALIZATION TREND

The ability to send or source goods, services, capital, data and ideas to or from almost anywhere on earth, has lowered prices and costs, but has also brought about some homogenization, albeit often with best practices. Think not just about how many countries Apple sources parts for its iPhone (11), or of Boeing jets made with Chinese wings, British engines and Japanese batteries, but of call centers for U.S. air travel or financial services operating from New Delhi or Manila.

URBANIZATION TREND

Due to both demographics and aforementioned trends, the pace of urbanization should grow. Jobs, information, capital and opportunity to prosper and differentiate oneself are often greater in cities than in rural settings, so long term migration trends from rural agriculture to urban industry continues in Asia, Africa and Latin America. The U.N. forecasts that this will double the population in cities, over the next 35 years, even though total global population growth will only be 50% by 2050. Newly expanding cities may benefit from modern infrastructure and ensuing cost or efficiency advances, so providers of such products and services could benefit.

DEMOCRACY TREND

The mixing of different people, different places, with varied education and cultural backgrounds can bring about a continual clash of ideas. Historically, immigrants were either co-opted and assimilated, or stayed together, yet apart from the mainstream. However, today, access to broadband for news, entertainment or communication allows for greater visibility and cross pollination of ideas, experiences and possibilities, as well as daily realities and hardships around the world. While some fear that social networks and consumer market algorithms may actually stifle transparency and new ideas, and even

Semi-Annual Report | April 30, 2015	1

Alpine View (Continued)
April 30, 2015

worse, in some places nationalism or religious fanaticism will not even tolerate such a ‘Clash of Ideas’. Hence, the ‘Arab Spring’ of democratic aspirations brought about violent reactions; leading to police states, coups and chaos. However, over time, we believe that transparency and knowledge can influence tradition and cross cultural barriers, leading to transformation and even revolution. If broadly embraced by a people, such grassroots change is inherently democratic. While many young democracies look to us as less than fair and open, we believe that they will become more representative over a few generations. As a rule, democracies provide greater opportunity for the creation and dissemination of wealth, as well as higher levels of legal protection for investors and enhanced corporate governance.

GROWTH …

So where do these come together in Alpine Funds? It informs us where to invest, by company, industry and country. Alpine believes that business models that utilize or are part of these trends have better prospects for achieving low cost, broad distribution which can enable scale and with it, greater opportunities for revenue growth and/or margin enhancement. Naturally, this assumes the products and services offered are competitive. That said, companies with superior products will always stand out, as will low price leaders. However, the equity markets are rewarding companies which can grow both future earnings and market share with high price/earnings multiples. Companies which are less likely to have strong growth prospects, risk trading at low prices unless they take advantage of cheap financing to buy back shares, or pay an attractive dividends. Alpine also focuses on companies which we believe are undervalued by the market, as they could become the target for take overs by others.

…AND VALUE

Mergers and acquisitions (M&A) continues to be a major investment theme for equities as divergent valuations, cheap financing and the market’s emphasis on growth is driving consolidation. Prominently, big pharma companies who cut their research and development budgets last decade, are now scrambling to buy new drugs or promising compounds to feed their large distribution capacity. This has stimulated the boom in biotech stocks over the past years. This theme should continue at least until interest rates rise materially.

LOOKING FORWARD

The durability of the current stock market rally is dependent on low interest rates and lots of financial liquidity. This has enhanced the impact of the underlying economic trends we discussed earlier. However, if the liquidity is rapidly removed from the system, there could be a destabilizing shock, both to the markets and to the economy. For that reason, we believe central banks will take a very gradual approach to raising interest rates after further job growth, wage gains and even inflation is apparent. We believe the global nature of the economic slowdown will continue to be a moderating factor on the pace of future interest rate rises. Therefore, Alpine will continue to focus on undervalued companies with attractive dividend paying potential and companies which can potentially benefit from disintermediation, globalization, urbanization, democracy and, of course, improvements in technology.

Thank you for your interest and support.

Samuel A. Lieber

President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual fund letters for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings – earnings metric that shows you want earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary
April 30, 2015

Dear Shareholders:

We are pleased to present the 2015 Semi-Annual report for the Alpine Global Premier Properties Fund (AWP). For the six-month period ended April 30, 2015, the net asset value per share increased from $7.82 to $8.05, which, in combination with the distribution of $0.30 per share, produced a total return of 7.48% compared with the total return of the Fund’s primary benchmark, the FTSE EPRA/NAREIT® Global Index of 4.89% over the same six month period. Over the period under review, AWP’s market share price increased from $6.88 to $6.98, which in combination with the $0.30 per share in distributions, produced a total return of 5.93%. The Fund’s shares traded at an average discount to net asset value of 12.45% during the period under review.

Performance Drivers

The U.S. continued to demonstrate stronger economic growth than most countries but concerns that this growth would result in the Federal Reserve hiking rates caused a sharp decline in U.S. REITs in the second half of the period. As the Ten Year Treasury rate declined from 2.34% on October 31, 2014 to a low for the period of 1.64% on January 30, 2015, the MSCI U.S. REIT Index rose strongly, reaching a gain for the period-to-date of 13.82% on January 26th. However, as long term rates climbed to 2.03% by April 30, 2015, REIT stocks declined -9.96% to end the period with a gain of 2.48% for the six-month period. U.S. homebuilders, however, proved more resilient as job growth, low mortgage rates and limited new home supply resulted in a strong spring selling season.

Despite continued lackluster economic data, and the increasing uncertainty bred by extreme Foreign Exchange (FX), commodity and rate volatility, international real estate equities managed to outperform the broader equity markets and the U.S. REIT market during the period. The apparent inflection point for the outperformance was the Fed dropping the “patient” language in its March statement while revising down its economic outlook. Consensus thinking leading up to the shift in language had framed the event as a Rubicon for a U.S. rates rise but the weak outlook for Q1 GDP and the Fed’s own downward revisions revitalized prospects for rates to remain lower for longer. Central banks around the world were already taking their cue and at last count no fewer than 25 of them in 2015 alone responded to cyclical weakness and receding inflation expectations by cutting rates. On the demand side, data released in a recent Jones Lang LaSalle (JLL) report validates the impact of the macro environment, asserting that the value of global real estate transactions through Q1 2015 reached $155bn (representing an increase of 9% from last year). Buoyed by cheap capital the equity markets have, to a certain degree, taken the path of least resistance and drifted in the physical market’s slipstream. The economic outlook in Europe started to exhibit very early signs of a recovery despite increasing risks in Greece. In spite of lofty valuations and pressure on the Euro the real estate equities outperformed as the European Central Bank (ECB) launched its much-anticipated Quantitative Easing (QE) program in January. The economic recovery in the UK exhibited resilience and real estate outperformed despite the overhang of a pending election. In Japan both the developers and the JREITs underperformed even as fundamentals strengthened. In spite of a slide in its currency and a faltering economy, the Australia REITs proved resilient. Cyclical momentum in Emerging Markets (EM) remained uneven, however, there were pockets of strong equity returns due in part to the lack of clarity on Fed timing but perhaps more critical to the differentiated performance was China’s acceleration of fiscal and monetary policy measures to prevent a hard landing.

Portfolio Overview

The portfolio’s top ten holdings changed little during the period. While the relative rankings of the holdings have fluctuated, nine of the top ten holdings continued from the last period and in aggregate the top ten represented 29.57% of the portfolio, approximately the same as in the last period. The US home-builder D.R. Horton ended the period as the Fund’s tenth largest holding and replaced global hotel owner and operator Starwood Hotels & Resorts among the top ten.

The Fund’s country allocations shifted during the period as our assessment of the macro-economic conditions, stock valuations, investment opportunities and risks around the world continued to evolve. In the US, while declining long-term interest rates and healthy real estate fundamentals continued to support the shares of REITs during the period, the Fund’s exposure to the US was modestly reduced from 33.0% to 30.8% (further increasing a significant underweight relative to the Fund’s benchmark). Our view is that as interest rates near the end of their long term decline, REITs may be vulnerable to a knee jerk reaction by investors when rates change course and begin to increase. Eventually, however, the economic growth that’s behind rising rates should benefit real estate assets and potentially offset the negative impact of higher rates. The Fund’s next largest exposure is in Japan, where, during the period we increased the Fund’s holdings from 14.6% to 16.1% of the portfolio. While the economic data out of Japan has been mixed, we continue to be encouraged by signs of gradual progress in the reform initiatives of Prime Minister Abe. The Fund’s third largest exposure was in the U.K., where exposure was reduced from 11.9% to 10.2% during the period, largely as a result of the sale of the Fund’s position in Songbird Estates PLC, the owner of the Canary Wharf Financial Center in East London. Reflecting the continued robust real estate fundamentals and heated demand for quality assets in London, Songbird was the subject of a takeover struggle and we ended up selling the stock at a significant premium to where the shares had previously been trading.

Among the smaller country exposures in the Fund, the most significant changes in the Fund’s exposure during the period were in China, Hong Kong and Brazil. In China, after more than a half dozen policy easings since last fall, we have grown more positive on selected Chinese property companies and have increased the exposure to mainland China during the period from 3.5% to 8.4%. In addition, Hong Kong exposure increased from 1.2% to 2.3%, as some of the mainland companies are captured under Hong Kong. In Brazil,

Semi-Annual Report | April 30, 2015	3

Manager Commentary (Continued)
April 30, 2015

despite attractive stock valuations, the ongoing currency weakness and deteriorating macro environment have led us to further reduce our exposure and this period it declined from 4.4% to 1.9% of the portfolio.

The Fund hedged a portion of its Japanese Yen and British Pound exposure for the period. The currency hedge mitigated the overall negative impact of currency in the portfolio. We have also used leverage in the execution of the strategy of the Fund.

Top Contributors

The top five contributors to the Fund’s absolute returns over the period under discussion were Colony Capital, Regus PLC, Invincible Investment Corp., China Overseas Land & Investment Limited, and Songbird Estates PLC.

•	Colony Capital, Inc. with both the largest position in the portfolio and a strong gain in its share price, Colony was the top contributor to the Fund’s total return during the six month period ending April 30, 2015. During the period, Colony completed the acquisition of the parent of its external manger, effectively folding all of the Colony business and assets into the public vehicle, which we believe should provide considerable room for earnings growth and earnings multiple expansion.

•	Regus PLC, is long-time holding which is the world’s largest operator of business centers offering temporary office rental space. Following over 20% growth in its number of locations in 2014 and stronger than expected cash flow generation in the first quarter, the stock outperformed during the period.

•	Invincible Investment Inc., a Japanese REIT, enjoyed strong share price appreciation during the period as it aggressively expanded its property portfolio and added hotels to its diversified mix of property assets.

•	China Overseas Land & Investment Ltd. is a state owned company with the largest market cap among the Chinese developers listed in Hong Kong and one of the top three residential developers in mainland China. The company’s stock benefitted during the period from the rally in Chinese property shares as well as from operating results that exceeded expectations and a large property purchase from its parent that was well-received by the market.

•	Songbird Estates PLC, the owner of, among other assets, the Canary Wharf financial center in East London, was taken private during the period by an existing shareholder, the Qatari Investment Authority, and Brookfield at an attractive premium to where the stock was trading before the proposal in the largest UK property transaction this decade.

The top five negative contributors to the Fund’s performance during the period were Direcional Engenharia S.A., Fibra Uno Administracion

SA de CV, Kenedix Inc, RCS Capital Corp. and Concentradora Fibra Hotelera Mexicana SA de CV.

•	Direcional Engenharia S.A. is a Brazilian homebuilder whose operating results were negatively impacted by the challenging macro-economic environment in Brazil. In addition, the weakness in the Brazilian currency negatively impacted the value of the Fund’s position.

•	Fibra Uno, the Fund’s largest Mexican exposure and the largest and most liquid of the Mexican REITs. The company holds a resilient and broadly diversified portfolio and has an aggressive pipeline. Macroeconomic weaknesses in Mexico and the fear of rate increases in the US have weighed on the shares.

•	Kenedix Inc. is among the largest of the independent real estate asset managers in Japan with six affiliated REITs. The stock underperformed this period despite solid operating results as investors reacted to the company’s increased focus on the stable asset management segment of its business versus the high-higher risk/higher return and very lumpy proprietary investing segment of their business.

•	RCS Capital Corp. is an asset management firm and broker dealer with a significant concentration on real estate assets. While our exposure to RCS Capital Corp. had already been reduced and averaged just 0.30% for the period, significant share price weakness in this restructuring/turn-around story resulted in it being among the larger negative contributors to performance this period.

•	Concentradora Fibra Hotelera Mexicana SA de CV is a Mexican REIT focused on business class hotels. The company has ambitious expansion plans and modest progress on its pipeline this year with just one property added in the first quarter has, along with the weak Mexican peso, contributed to the stock’s underperformance.

Outlook

Modest levels of growth, below trend inflation, and a benign real interest rate environment are generally supportive for real estate returns on a historical basis. The JLL report referenced above supports the claim for continued vibrant demand for real estate assets and goes on to conclude that in the current environment, “investment volumes are expected to continue to rise in 2015 by approximately 5% to USD 740-760bn.” It is precisely this type of demand that has supported cap rate compression and driven capital values globally. However, we believe the next leg of the equity story would almost certainly require an inflection point in cash earnings whereby the drivers underpinning demand for real estate begin shifting away from yield spreads and safe haven characteristics to the prospects for rising net absorption trends as well as heightened rental tension across occupational markets. Healthy equity market

Manager Commentary (Continued)
April 30, 2015

returns have been foreshadowing this moment for some time, but the Fed’s tentative approach to raising rates underscores the fragility of the economic recovery. Indeed, Federal Reserve Bank of Minneapolis President Kocherlakota has already described a hike this year as “inappropriate.” Chair of the Board of Governors of the FED, Janet Yellen has reiterated to the point of exhaustion that the Fed will be data dependent, which means – if it weren’t already the case – we are all data dependent now.

The ballast stabilizing the outlook and keeping investors relatively complacent during growth scares is that the global monetary environment is expected to remain extremely accommodative with the ECB and Bank of Japan (BoJ) spearheading the QE charge well into 2016. While rates in the US are expected to see lift off in the second half of 2015, monetary policy will nonetheless be tethered to growth prospects and could remain exceptionally accommodative by any historic measure. As we look through transitory economic data and try to identify underlying trends, we acknowledge that a prolonged period of rate uncertainty could likely skew short term risk/reward dynamics, intensify volatility and evoke doubts of secular stagnation. We nonetheless remain cautiously optimistic on the growth outlook while recognizing that the slope and velocity of expected yield curve adjustments post the Fed’s first rate hike could prompt intervals of reflexive risk aversion. Some are even calling for a replay of the Taper Tantrum of May 2013. Indeed, the first move off of the zero bound in close to seven years – no matter how well it is signaled – could undoubtedly create pockets of uncertainty. In any case, we firmly believe that the true risks to a sustainable global recovery are likely entrenched prospects of weak growth and disinflation rather than fears of rates tightening due to a recovery in aggregate demand.

As we look out over our investment time horizon it is important to stress that divergent monetary policies and their spillover effects could likely remain one of the dominant drivers of asset market volatility and returns for the foreseeable future. China’s skill in walking a tight rope between structural reforms and policy easing as well as the ability of other large EM economies such as India and Brazil to address their twin deficits should be important variables for EM equity returns. FX could also represent a more relevant component of total return as US yields drift higher and currency depreciation becomes an important macro adjustment mechanism. Additionally, mergers and acquisitions (M&A) should continue to be a major investment theme as divergent valuations, cheap financing and the market’s emphasis on growth could drive consolidation. It will be interesting to see whether developed market corporates, particularly in Europe, follow the US road map since 2008 and take up cheap debt in order to facilitate increasing dividends and to buy back shares. Finally, as always, investors should keep a close eye on geopolitical concerns, in particular the events transpiring between Greece and her lenders.

Differentiation – whether in markets, asset types or growth models – should remain a dominant theme in portfolio construction. Alpine’s Real Estate team carefully evaluates the risk/reward proposition of each position in the portfolio and monitors volatility carefully. The managers remain extremely selective in our approach to the markets and deploying capital.

Thank you for your interest and support.

Sincerely,

Samuel A. Lieber

Joel E.D. Wells

Bruce Ebnother

Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that approximately 65% of the distributions Alpine Global Premier Properties Fund paid during the fiscal semi-annual period ending April 30, 2015 were through a return of capital. A return of capital distribution does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which can be illiquid and which may disproportionately increase losses, and have a potentially large impact on Fund performance.

Semi-Annual Report | April 30, 2015	5

Manager Commentary (Continued)
April 30, 2015

Fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Manager Commentary (Continued)
April 30, 2015

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

FTSE EPRA/NAREIT® Global Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world.

Jones Lang LaSalle (JLL) is a professional services and management company specializing in real estate.

Real Estate Investment Trust (REIT) is a security that trades like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

MSCI US REIT Index* is a free float-adjusted market capitalization-weighted index that is comprised of the most actively-traded equity REITs that are of reasonable size in terms of full- and free-float-adjusted market capitalization. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report | April 30, 2015	7

Manager Commentary (Continued)
April 30, 2015 (Unaudited)

PERFORMANCE(1) As of April 30, 2015 (Unaudited)
	Ending Value as of 4/30/15	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(3)
Alpine Global Premier Properties Fund | NAV(4)	$8.05	7.48%	9.66%	12.11%	10.70%	-0.35%
Alpine Global Premier Properties Fund | Market Price	$6.98	5.93%	6.70%	11.39%	10.80%	-2.69%
FTSE EPRA/NAREIT® Global Index		4.89%	11.72%	10.99%	10.54%	1.32%
MSCI US REIT Index Gross USD		2.48%	13.08%	10.82%	12.94%	3.93%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on April 26, 2007. IPO price of $20 used in calculating performance information for market price.
(4)	Performance at NAV includes fees and expenses.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

The FTSE EPRA/NAREIT® Global Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world.

MSCI US REIT Index Gross USD is a free float-adjusted market cap-weighted index that is comprised of the most actively-traded equity REITs that are of reasonable size in terms of full and free float-adjusted market capitalization.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)
Colony Capital, Inc.-Class A	4.49%	United States
Regus PLC	4.17%	United Kingdom
Simon Property Group, Inc.	3.82%	United States
Mitsui Fudosan Co., Ltd.	2.71%	Japan
Starwood Property Trust, Inc.	2.61%	United States
Entra ASA	2.60%	Norway
Green REIT PLC	2.47%	Ireland
Two Harbors Investment Corp.	2.42%	United States
Kenedix, Inc.	2.26%	Japan
DR Horton, Inc.	2.02%	United States
Top 10 Holdings	29.57%
TOP 5 COUNTRIES* (Unaudited)
United States	30.8%
Japan	16.1%
United Kingdom	10.2%
China	8.4%
Ireland	4.4%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/15 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Manager Commentary (Continued)
April 30, 2015 (Unaudited)

REGIONAL ALLOCATION** As of April 30, 2015 (Unaudited)

** As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2015 (Unaudited)

Semi-Annual Report | April 30, 2015	9

Schedule of Portfolio Investments
April 30, 2015 (Unaudited)

	Security
Shares	Description	Value

COMMON STOCKS-101.8%

ASIA-36.5%
China-8.4%
2,738,840	CapitaRetail China Trust	$3,591,209
2,800,000	China Overseas Land & Investment, Ltd.	11,704,976
1,888,888	China Resources Land, Ltd.	6,896,998
4,000,000	China State Construction International Holdings, Ltd.	7,792,995
1,500,000	China Vanke Co., Ltd.-Class H (a)	3,977,137
614,335	Dalian Wanda Commercial Properties Co., Ltd.-Class H (a)(b)	5,045,116
4,600,000	Longfor Properties Co., Ltd.	7,941,114
1,500,000	Shimao Property Holdings, Ltd.	3,545,555
6,000,000	Sunac China Holdings, Ltd.	7,942,662
		58,437,762
Hong Kong-2.3%
300,000	CK Hutchison Holdings, Ltd.	6,514,376
100,000	Hongkong Land Holdings, Ltd.	810,000
400,000	Sun Hung Kai Properties, Ltd.	6,667,914
300,000	The Wharf Holdings, Ltd.	2,175,330
		16,167,620
India-1.4%
3,373,128	DB Realty, Ltd. (a)	3,422,783
1,999,368	Hirco PLC (a)(c)(d)	30,690
986,423	Prestige Estates Projects, Ltd.	3,789,455
345,993	Sobha, Ltd.	2,136,479
		9,379,407
Japan-16.1%
60,000	Daito Trust Construction Co., Ltd.	7,022,613
5,607	GLP J-REIT	5,766,663
750,309	Hulic Co., Ltd.	8,100,070
2,000	Hulic REIT, Inc.	3,130,653
2,500,000	Ichigo Group Holdings Co., Ltd.	6,930,486
21,616	Invincible Investment Corp.	11,333,012
1,050	Kenedix Office Investment Corp.	5,698,492
642	Kenedix Retail REIT Corp.	1,609,302
3,903,769	Kenedix, Inc.	15,660,849
450,000	Mitsubishi Estate Co., Ltd.	10,639,447
628,621	Mitsui Fudosan Co., Ltd.	18,750,701
240	Nippon Prologis REIT, Inc.	520,603
300,000	Sekisui House, Ltd.	4,689,698
300,000	Sumitomo Realty & Development Co., Ltd.	11,663,317
		111,515,906
Philippines-0.9%
14,230,625	SM Prime Holdings, Inc.	5,963,248

	Security
Shares	Description	Value

Singapore-3.6%
6,573,304	ARA Asset Management, Ltd.	$8,594,178
7,053,400	Banyan Tree Holdings, Ltd.	2,931,809
6,594,924	Global Logistic Properties, Ltd.	13,706,198
		25,232,185
Thailand-0.9%
4,710,000	Central Pattana PCL	6,000,910
United Arab Emirates-2.9%
6,267,537	DAMAC Properties Dubai Co.PJSC (a)	5,579,941
2,701,461	Emaar Malls Group PJSC (a)	2,368,316
5,300,000	Emaar Properties PJSC	11,890,170
		19,838,427

TOTAL ASIA
(Cost $211,057,125)		252,535,465

AUSTRALIA-1.3%
Australia-1.3%
1,000,000	Goodman Group	4,945,939
2,500,000	Mirvac Group	3,976,535
		8,922,474

TOTAL AUSTRALIA
(Cost $6,976,969)		8,922,474

EUROPE-27.2%
Austria-0.3%
650,000	Immofinanz AG (a)	1,954,545
France-2.7%
127,273	Kaufman & Broad SA	4,424,446
260,219	Nexity SA	11,444,960
50,000	Vinci SA	3,077,732
		18,947,138
Germany-1.4%
141,284	Deutsche Annington Immobilien SE	4,769,533
281,775	TLG Immobilien AG (a)	4,730,046
		9,499,579
Ireland-4.4%
2,413,570	Dalata Hotel Group PLC (a)	9,756,276
9,682,573	Green REIT PLC	17,123,520
2,955,000	Irish Residential Properties REIT PLC	3,546,965
		30,426,761
Norway-2.6%
1,750,000	Entra ASA (b)	17,953,902
Spain-3.8%
512,973	Hispania Activos Inmobiliarios SAU (a)	7,315,094
756,251	Lar Espana Real Estate Socimi SA (a)	8,916,142

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments (Continued)
April 30, 2015 (Unaudited)

	Security
Shares	Description	Value

Spain-Continued
750,000	Merlin Properties Socimi SA (a)	$10,253,023
		26,484,259
Sweden-1.5%
349,945	JM AB	10,435,339
Turkey-0.3%
2,000,000	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,312,355
United Kingdom-10.2%
674,547	Great Portland Estates PLC	8,257,549
264,212	Kennedy Wilson Europe Real Estate PLC	4,534,220
450,000	Land Securities Group PLC	8,627,465
2,124,322	Londonmetric Property PLC	5,380,375
3,210,000	LXB Retail Properties PLC (a)	7,009,153
7,541,768	Regus PLC	28,883,643
600,000	The British Land Co. PLC	7,667,322
		70,359,727

TOTAL EUROPE (Cost $149,702,640)		188,373,605

NORTH & SOUTH AMERICA-36.8%
Brazil-1.9%
326,928	BR Properties SA	1,140,415
440,310	Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,461,392
1,595,723	Direcional Engenharia SA	3,378,985
1,100,000	JHSF Participacoes SA	686,371
225,000	Multiplan Empreendimentos Imobiliarios SA	3,957,915
208,240	Sao Carlos Empreendimentos e Participacoes SA	2,242,781
		12,867,859
Chile-0.8%
3,069,600	Parque Arauco SA	5,771,340
Mexico-3.4%
4,326,924	Concentradora Fibra Hotelera Mexicana SA de CV	5,733,696
3,807,723	Corp. Inmobiliaria Vesta SAB de CV	7,147,857
3,000,979	Fibra Uno Administracion SA de CV	7,483,865
1,600,001	Prologis Property Mexico SA de CV (a)	2,836,659
		23,202,077
United States-30.7%
150,034	Altisource Residential Corp. (e)	2,873,151
300,000	American Capital Mortgage Investment Corp. (e)	5,262,000
331,900	American Realty Capital Properties, Inc. (e)	2,997,057

	Security
Shares	Description	Value

United States-Continued
50,000	AvalonBay Communities, Inc. (e)	$8,217,000
70,000	Boston Properties, Inc. (e)	9,261,700
1,200,507	Colony Capital, Inc.-Class A (e)	31,105,136
550,000	DR Horton, Inc. (e)	13,970,000
267,464	Extended Stay America, Inc. (e)	5,418,821
259,091	Hilton Worldwide Holdings, Inc. (a)	7,503,275
90,000	Kilroy Realty Corp. (e)	6,389,100
401,316	La Quinta Holdings, Inc. (a)(e)	9,663,689
180,000	Lennar Corp.-Class A (e)	8,244,000
93,707	LGI Homes, Inc. (a)	1,543,354
30,833	Meritage Homes Corp. (a)(e)	1,318,727
130,872	NorthStar Asset Management Group, Inc. (e)	2,752,238
500,872	NorthStar Realty Finance Corp. (e)	9,396,359
100,891	Paramount Group, Inc. (e)	1,848,323
155,888	RCS Capital Corp.-Class A (e)	1,339,078
145,742	Simon Property Group, Inc. (e)	26,450,716
80,000	Starwood Hotels & Resorts Worldwide, Inc. (e)	6,876,000
750,944	Starwood Property Trust, Inc. (e)	18,030,166
100,000	Taylor Morrison Home Corp.- Class A (a)	1,852,000
50,000	The Howard Hughes Corp. (a)(e)	7,423,500
1,596,931	Two Harbors Investment Corp. (e)	16,767,776
274,780	WCI Communities, Inc. (a)(e)	6,388,635
		212,891,801

TOTAL NORTH & SOUTH AMERICA
(Cost $218,669,586)		254,733,077

TOTAL COMMON STOCKS
(Cost $586,406,320)		704,564,621

EQUITY-LINKED STRUCTURED NOTES-1.8%
India-1.6%
540,534	Dewan Housing Finance Corp.- Macquarie Bank, Ltd.	3,803,694
744,090	Kolte-Patil Developers, Ltd.-Merrill Lynch & Co., Inc.	2,513,493
850,000	Phoenix Mills, Ltd.-Merrill Lynch & Co., Inc.	4,831,142
		11,148,329
Sweden-0.2%
135,000	Telefonaktiebolget LM Ericsson- Merrill Lynch & Co., Inc.	1,481,487

TOTAL EQUITY-LINKED STRUCTURED NOTES
(Cost $10,558,258)		12,629,816

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | April 30, 2015	11

Schedule of Portfolio Investments (Continued)
April 30, 2015 (Unaudited)

	Security
Shares	Description	Value

RIGHTS-0.1%
Spain-0.1%
600,000	Merlin Properties Socimi SA
	Expiration: May 12, 2015
	Exercise Price: EUR 9.50 (a)	$916,246

TOTAL RIGHTS
(Cost $0)		916,246

TOTAL INVESTMENTS
(Cost $596,964,578)-103.7%		718,110,683

LIABILITIES IN EXCESS OF OTHER ASSETS-(3.7)%		(25,810,881)

TOTAL NET ASSETS 100.0%		$692,299,802

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 3.3% of the Fund’s net assets.
(c)	Illiquid security.
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.0% of the Fund’s net assets.
(e)	All or a portion of the security has been designated as collateral for the line of credit.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Anonim Sirketi is the Turkish term for joint stock company.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

PCL - Public Company Limited

PJSC - Public Joint Stock Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAU - Sociedad Anonima Unipersonal

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

Statement of Assets and Liabilities
April 30, 2015 (Unaudited)

ASSETS:

Investments, at value(1)	$718,110,683
Foreign currencies, at value(2)	117,871
Receivable from investment securities sold	17,192,462
Dividends receivable	2,180,810
Unrealized appreciation on forward currency contracts	683,058
Prepaid expenses and other assets	124,570
Total assets	738,409,454

LIABILITIES:

Loan payable (Note 6)	43,901,739
Interest on loan payable	2,471
Payable for investment securities purchased	43,599
Unrealized depreciation on forward currency contracts	1,318,076
Accrued expenses and other liabilities:
Investment advisory fees	596,946
Trustee fees	19,152
Compliance fees	28,465
Other	199,204
Total liabilities	46,109,652
Net Assets	$692,299,802

NET ASSETS REPRESENTED BY:

Paid-in-capital	$1,783,039,672
Accumulated net investment loss	(34,447,422)
Accumulated net realized loss from investments and foreign currency transactions	(1,176,792,561)
Net unrealized appreciation on investments and foreign currency translations	120,500,113
Net Assets	$692,299,802
Net asset value
Net assets	$692,299,802
Shares of beneficial interest issued and outstanding	85,956,569
Net asset value per share	$8.05
(1) Total cost of investments	$596,964,578
(2) Cost of foreign currencies	$117,871

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report | April 30, 2015	13

Statement of Operations
For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:

Dividend income	$13,482,861
Less: Foreign taxes withheld	(524,709)
Total investment income	12,958,152

EXPENSES:

Investment advisory fee (Note 4)	3,501,139
Interest on loan (Note 6)	189,773
Printing and mailing fees	87,201
Administration fee (Note 4)	70,023
NYSE fees	48,600
Audit and tax fees	45,152
Trustee fees	44,365
Accounting and custody fees	30,473
Legal fees	25,023
Compliance fees	24,916
Insurance fees	19,573
Other fees	133,523
Total expenses	4,219,761
Net investment income	8,738,391

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain from:
Investments	18,004,963
Foreign currency transactions	11,198,261
Net realized gain from investments and foreign currency	29,203,224
Change in net unrealized appreciation/(depreciation) on:
Investments	14,480,318
Foreign currency translations	(6,460,548)
Change in net unrealized appreciation on investments and foreign currency	8,019,770
Net gain on investments and foreign currency	37,222,994
Increase in net assets from operations	$45,961,385

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
OPERATIONS:

Net investment income	$8,738,391	$18,906,154
Net realized gain from:
Investments	18,004,963	32,887,453
Foreign currency transactions	11,198,261	3,354,599
Change in net unrealized appreciation/(depreciation) on:
Investments	14,480,318	(39,509,122)
Foreign currency translations	(6,460,548)	5,645,854
Increase in net assets from operations	45,961,385	21,284,938

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5):

From net investment income	(25,786,971)	(27,932,917)
From tax return of capital	—	(23,641,025)
Decrease in net assets from distributions to shareholders	(25,786,971)	(51,573,942)
Net increase (decrease) in net assets	20,174,414	(30,289,004)
Net Assets:
Beginning of period	672,125,388	702,414,392
End of period*	$692,299,802	$672,125,388

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of period	85,956,569	85,956,569
Common shares outstanding – end of period	85,956,569	85,956,569

*Including accumulated net investment loss of:	$(34,447,422)	$(17,398,842)

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report | April 30, 2015	15

Financial Highlights
(For a share outstanding throughout each period)

	Six Months
	Ended
	April 30, 2015		Years Ended October 31,
	(Unaudited)		2014	2013	2012	2011	2010

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period	$7.82		$8.17	$7.75	$6.92	$8.43	$7.26
Income from investment operations:
Net investment income	0.10		0.22	0.34	0.16	0.34	0.37
Net realized and unrealized gain (loss)	0.43		0.03	0.68	1.27	(1.08)	1.45
Total from investment operations	0.53		0.25	1.02	1.43	(0.74)	1.82

LESS DISTRIBUTIONS:

From net investment income	(0.30)		(0.32)	(0.45)	(0.41)	(0.60)	(0.65)
Tax return of capital	—		(0.28)	(0.15)	(0.19)	(0.17)	—
Total distributions	(0.30)		(0.60)	(0.60)	(0.60)	(0.77)	(0.65)
Net asset value per share, end of period	$8.05		$7.82	$8.17	$7.75	$6.92	$8.43
Per share market value, end of period	$6.98		$6.88	$7.47	$7.32	$6.01	$7.04

Total return based on:
Net Asset Value(a)	7.48%(b	)	4.06%	14.04%	22.87%	(8.21)%	28.31%
Market Value(a)	5.93%(b	)	0.13%	10.40%	33.62%	(4.54)%	34.36%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$692,300		$672,125	$702,414	$666,271	$758,718	$889,753
Ratio of total expenses to average net assets(c)	1.27%(d	)	1.29%	1.33%	1.29%	1.29%	1.37%
Ratio of net investment income to average net assets	2.63%(d	)	2.75%	4.11%	4.13%	4.06%	4.97%
Portfolio turnover	20%(b	)	58%	49%	59%	67%(e )	115%(e )

Borrowing at End of period
Aggregate Amount Outstanding (000)	$43,902		$15,216	$38,542	N/A	$45,570	N/A
Asset Coverage Per $1,000 (000)	$16,769		$45,171	$19,224	N/A	$17,650	N/A

(a)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.21% for the six months ended April 30, 2015, and 1.23%, 1.26%, 1.27%, 1.25% and 1.32% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Annualized.
(e)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
April 30, 2015 (Unaudited)

1. Organization:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on February 13, 2007, and had no operating history prior to April 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities, are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. These investments are categorized as Level 2 of the fair value hierarchy. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of less than one year are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or

Semi-Annual Report | April 30, 2015	17

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

As of April 30, 2015, the Fund held a security that was fair valued, which comprised 0.0% of the Fund’s net assets.

Fair Value Measurement:

In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets/exchanges for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under GAAP.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Diversified	$159,804,458	$—	$—	$159,804,458
Financials	98,172,343	—	—	98,172,343
Industrials	29,157,256	—	—	29,157,256
Lodging	47,883,566	—	—	47,883,566
Mortgage/Finance	9,396,359	—	—	9,396,359
Office	104,047,824	1,461,392	—	105,509,216
Other	17,976,468	—	—	17,976,468
Residential	154,622,732	—	30,690	154,653,422
Retail	76,010,623	6,000,910	—	82,011,533
Equity-Linked Structured Notes	2,513,493	10,116,323	—	12,629,816
Rights	—	916,246	—	916,246
Total	$699,585,122	$18,494,871	$30,690	$718,110,683

Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$683,058	$—	$683,058
Liabilities
Forward Currency Contracts	$—	$(1,318,076)	$—	$(1,318,076)
Total	$—	$(635,018)	$—	$(635,018)
* For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

For the period ended April 30, 2015, there were no transfers between Level 1, Level 2 and Level 3.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of October 31, 2014	$127,936
Realized gain (loss)	—
Change in net unrealized depreciation*	(97,246)
Purchases	—
Sales	—
Transfers in to Level 3**	—
Transfers out of Level 3**	—
Balance as of April 30, 2015	$30,690
Change in net unrealized depreciation on Level 3 holdings held at period end	$(97,246)
*	Statement of Operations Location: Change in net unrealized appreciation/(depreciation) on investments.
**	The Fund recognizes transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies, and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2015, open Federal and New York tax years include the tax years ended October 31, 2011 through 2014. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

D. Distributions to Shareholders:

On July 5, 2011, the Fund, acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a level distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy, the Fund can now include long-term capital gains in its distribution as frequently as twelve times a year. The Board views approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax exempt income undistributed during the year, as well as all net capital gains, if any,

Semi-Annual Report | April 30, 2015	19

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax- free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

E. Foreign Currency Translation Transactions:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the period ended April 30, 2015, the Fund entered into four forward contracts.

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

The Fund held the following forward contracts as of April 30, 2015:

		Settlement		Settlement	Current	Unrealized
Description	Counterparty	Date	Currency	Value	Value	Gain/(Loss)
Contracts Sold:
British Pound	State Street Bank and Trust Company	06/25/15	25,000,000 GBP	$37,043,250	$38,361,326	$(1,318,076)
Japanese Yen	State Street Bank and Trust Company	06/25/15	8,520,000,000 JPY	72,078,779	71,395,721	683,058
					$109,757,047	$(635,018)

I. Derivative Instruments and Hedging Activities:

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2015. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

The effect of derivative instruments in the Statement of Assets and Liabilities as of April 30, 2015:

		Unrealized
	Statement of Assets	Appreciation/
Derivatives	and Liabilities Location	(Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$683,058
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(1,318,076)
Total		$(635,018)

The effect of derivative instruments in the Statement of Operations for the period ended April 30, 2015:

	Statement of		Change in
	Operations	Net Realized	Net Unrealized
Derivatives	Location	Gain	Depreciation
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions / Change in net unrealized appreciation/(depreciation) on foreign currency translations	$10,948,047	$(6,474,316)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2015 are as follows:

Purchases	Sales
$137,956,802	$146,235,976

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2015.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

5. Income Tax Information:

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

Semi-Annual Report | April 30, 2015	21

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

The tax character of the distributions paid by the Fund during the year ended October 31, 2014 were as follows:

Distributions paid from:
Ordinary Income	$27,932,917
Return of Capital	23,641,025
Total	$51,573,942

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2014, the effects of certain differences were reclassified. The Fund decreased accumulated net investment loss by $42,986,124 and increased accumulated net realized loss by $(16,108,501), and decreased paid in capital by $(26,877,623). These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

As of October 31, 2014, the Fund utilized $25,669,440 of capital loss carryovers. As of October 31, 2014, the Fund had available for tax purposes unused capital loss carryovers of $64,833,094, expiring on October 31, 2015, unused capital loss carryovers of $661,143,094, expiring on October 31, 2016, unused capital loss carryovers of $369,610,833, expiring on October 31, 2017, unused capital loss carryovers of $67,561,774, expiring on October 31, 2018, and unused capital loss carryforward of $31,540,996, expiring on October 31, 2019.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

There were no capital loss carryovers as of October 31, 2014, with no expiration.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(1,194,689,791)
Unrealized appreciation	83,775,507
Total	$(1,110,914,284)

As of April 30, 2015, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

	Gross	Gross
Cost of	unrealized	unrealized	Net unrealized
investments	appreciation	depreciation	appreciation
$596,964,578	$164,804,768	$(43,658,663)	$121,146,105

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

6. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides a secured, uncommitted lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP Facility. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally the Fund is permitted to borrow up to 10% of the managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On April 30, 2015, the amount available for investment purposes was $29,939,206. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the period ended April 30, 2015, the average borrowing by the Fund was $35,439,482 with an average rate on borrowings of 1.07%. During the period ended April 30, 2015, the maximum borrowing by the Fund was $63,944,376. Interest expense related to the loan for the period ended April 30, 2015 was $189,773. As of April 30, 2015 the outstanding loan for the Fund was $43,901,739. The line of credit outstanding as of April 30, 2015 approximates fair value and would be categorized at Level 2.

7. Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending

Notes to Financial Statements (Continued)
April 30, 2015 (Unaudited)

transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

8. Subsequent Events:

Distributions: The Fund paid a distribution of $4,297,828 or $0.05 per common share on May 29, 2015 to common shareholders of record on May 21, 2015. The Fund will also pay a distribution of $4,292,500 or $0.05 per common share payable on June 30, 2015 to common shareholders of record on June 23, 2015.

Semi-Annual Report | April 30, 2015	23

Additional Information
April 30, 2015 (Unaudited)

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Additional Information (Continued)
April 30, 2015 (Unaudited)

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

Approval of Investment Management Agreements

In the weeks leading up to the Meeting of the Board of Trustees on March 25-26, 2015, the Independent Trustees reviewed materials (“15(c) Materials”) responsive to their information request and specifically relating to the Agreements provided by the Adviser. The Board members had the opportunity to, and, directly and through counsel, did ask specific questions of the Adviser relating to the 15(c) Materials. In deciding whether to continue the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on, among other things, their prior experience as Independent Trustees of the Funds, the materials provided at and prior to the meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees. The Independent Trustees also noted that the Adviser is responsible for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. Finally, they noted the experience and expertise of the Adviser as a fund adviser.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment, operations and compliance activities with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided both at the meeting and throughout the year, and their general knowledge of the business of the Adviser, which has been formed through meetings with members of the Adviser, including the Portfolio Managers of the Funds, the Independent Trustees took into account the Adviser’s experience, resources and strength in these areas. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to review and compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison both to its peer group and relevant index as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including changes to the portfolio management and research teams and the continued development of a more team based investment approach. They noted the product rationalization measures taken, including the liquidation of two Funds and the changed mandate of two Funds, and the Adviser’s commitment to continue to consider actions to rationalize the Fund complex, particularly with respect to smaller or underperforming Funds. The Independent Trustees also considered the expanded role of the Office of the CIO, and the impact that committee has had on the investment process. The Independent Trustees also reviewed a summary of Fund performance and expenses against those of their

Semi-Annual Report | April 30, 2015	25

Additional Information (Continued)
April 30, 2015 (Unaudited)

peer and category groups. For certain of the Funds, they noted that higher expenses as compared to the peer and category groups were accounted for by the small size of a Fund or a decline in the assets of a Fund. In this connection, the Independent Trustees considered possible economies of scale but did not place considerable emphasis on this possibility given the relatively modest size of most of the Funds. In other cases, the net expenses exceeded the peer group and category medians largely due to their having an advisory fee that is higher than the category median. The Board considered the use of Adviser profits to potentially benefit shareholders over time through the addition of certain employees over the past several years, enhancements to portfolio management and research teams and investment in additional risk and analytic tools to aid in portfolio management. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded that the fees to the Adviser were appropriate.

The Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with general data on the Funds’ profitability and with respect to the profitability of each Fund. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, including pursuant to the expense limitation agreements in place, as well as each Fund’s brokerage and commissions, commission sharing agreements and the Open-End Trusts’ payments to intermediaries whose customers invest in the Funds. After receiving the Adviser’s presentation and having had time for discussion and analysis, including plans for potential modification or enhancement of existing products, as well as commitments by the Adviser to continue to seek to improve the distribution of the Funds through a review of the Adviser’s business, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no instance excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their counsel, including, among others, comparative performance, expense information, organization charts, advisory fee breakpoints and profitability data. The Independent Trustees also had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, any such benefits do not render the Adviser’s fees excessive.

The Independent Trustees approved the continuance of the Funds’ Agreements with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser was continuing to take appropriate steps to address performance issues affecting certain Funds, including by taking steps to add and change investment personnel and modify, enhance or close certain Funds. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were appropriate, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive, that any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees, and that the fees adequately reflected shared economies of scale with the Funds. Accordingly, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreements for one year.

Change in Independent Registered Public Accounting Firm

Effective June 25, 2015, Deloitte & Touche LLP (“D&T”) was replaced as the independent registered public accounting firm to each of the following closed-end funds: Alpine Global Premier Properties Fund, Alpine Global Dynamic Dividend Fund and Alpine Total Dynamic Dividend Fund (each a “Fund”). The Board of Trustees of each Fund approved the dismissal upon recommendation by the Audit Committee of each Board.

D&T’s reports on the Funds’ financial statements for the two most recent fiscal years ended October 31, 2014 and October 31, 2013 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ two most recent fiscal years ended October 31, 2014 and October 31, 2013 and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Funds have provided D&T with a copy of the foregoing disclosures and have requested D&T to furnish them with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements contained above. A copy of the letter from D&T to the Securities and Exchange Commission is filed as an exhibit hereto.

Additional Information (Continued)
April 30, 2015 (Unaudited)

On June 25, 2015, upon recommendation of the Audit Committee of each Fund’s Board of Trustees, each Fund’s Board of Trustees approved the engagement of Ernst & Young LLP (“E&Y”) as each Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2015. The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Trusts or the Boards of Trustees with the performance of the Funds’ prior independent registered public accounting firm, D&T.

During the Funds’ fiscal years ended October 31, 2014 and October 31, 2013, and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report neither the Funds, nor anyone on their behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a “disagreement” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a “reportable event” (as described in paragraph (a)(1)(v) of said Item 304).

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1(800)SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2014, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	3.85%
Qualified Dividend Income	15.50%

Shareholder Meeting

On May 20, 2015, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposals set forth below. The following votes were recorded:

Proposal 1: To elect Samuel A. Lieber as a Trustee to the Board of Trustees for a term of three years to expire at the 2018 Annual Meeting or until his successor has been duly elected and qualified.

Samuel A. Lieber
For	64,511,296
Withheld	7,123,545

Proposal 2: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	48,576,583
Against	22,189,064
Abstain	869,182

Eleanor T. M. Hoagland, Jeffrey E. Wacksman, H. Guy Leibler and James A. Jacobson continued to serve as Trustees of the Trust following the Annual Meeting of Shareholders.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report | April 30, 2015	27

Investor Information	1(800) 617.7616 www.alpinefunds.com

Trustees

Samuel A. Lieber
Eleanor T.M. Hoagland
James A. Jacobson
H. Guy Leibler
Jeffrey E.Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Administrator &
Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02171

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young
5 Times Square
New York, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Ave.
New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2.  Code of Ethics

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6.  Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Notices to shareholders regarding the Fund’s distributions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 2, 2015